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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 30, 1998

                       ADVANCED FIBRE COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

      DELAWARE                       0-28734                  68-0277743
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  (State or other                  (Commission              (IRS Employer
    jurisdiction                   File Number)           Identification No.)
  of incorporation)

ONE WILLOW BROOK COURT, PETALUMA, CALIFORNIA                     94954
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (707) 794-7700

                                      NONE
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

        On June 30, 1998, the registrant announced in a press release that second quarter financial results would not meet published analyst expectations and that its Chief Executive Officer has resigned. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.    EXHIBIT

99.1           Press Release dated June 30, 1998.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADVANCED FIBRE COMMUNICATIONS, INC.


DATE:  July 2, 1998                 By:     /s/ PETER A. DARBEE
                                            ------------------------------------
                                    Name:   Peter A. Darbee
                                    Title:  Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT
-----------         -------
99.1                Press Release dated June 30, 1998.


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